January 15 th , 2014 Lenders Presentation – Public $350,000,000 Senior Secured Asset-Based Loan Revolving Credit Facility $750,000,000 Senior Secured First Lien Term Loan Facility Exhibit 99.1

Forward-Looking Statements
Certain statements contained in this communication may constitute “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of Verso and NewPage and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals; the risk that the benefits of the transaction, including cost savings and other synergies, may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; the outcome of government investigations and third-party litigation involving both Verso and NewPage; actions taken by either of the companies; changes in regulatory, social and political conditions; and general economic conditions. Additional risks and factors that may affect results are set forth in Verso’s and
NewPage’s respective filings with the Securities and Exchange Commission, including Verso’s annual report on Form 10-K for the year ending December 31, 2012, and NewPage’s registration statement on Form 10. The forward-looking statements speak only as of the date of this communication. Neither Verso nor NewPage undertakes any obligation to update these statements.

Participants

George F. Martin, Chief Executive Officer
Jay A. Epstein, Chief Financial Officer
David J. Paterson, Chief Executive Officer
Robert P. Mundy, Chief Financial Officer
Malcolm K. Price, Managing Director
Carly A. Baxter, Managing Director

3 Table of Contents 1 Executive Summary 2 Pro Forma Combination Rationale 4 NewPage Overview 3 Industry Update 5 Financial Information 6 Syndication Overview

4 1. Executive Summary

Executive Summary
On January 6, 2013, NewPage Holdings Inc. (“NewPage” or the “Company”) announced a definitive agreement to be acquired by Verso Paper Holdings LLC (“Verso”) in a transaction valued at approximately $1.4 billion (the “Transaction”)
– The Transaction represents a 5.2x enterprise purchase multiple of NewPage’s 2013E Adj. EBITDA
(1)
of $270m
(or 6.2x adjusting for NewPage’s current pension & OPEB liability )
– NewPage operating company survives the Merger as a non-guarantor restricted subsidiary of Verso (with a standalone capital structure)
– The combination is expected to generate $175m in synergies for Verso and NewPage (the "Combined Company")
– The Merger is subject to successful completion of the Verso exchange offer, regulatory approvals and other customary closing conditions
In connection with the Merger, NewPage is seeking to raise a new $750m First Lien Term Loan (the “Term Loan”) and a
$350m ABL Revolver (the “Revolver”) that will be portable and close before Merger consummation
– Proceeds will be used to repay the existing $495m Term Loan, and fund a special cash payment of $250m to
NewPage’s existing equityholders in satisfaction of the merger agreement requirements for the transaction
– Pro forma for the proposed financing, NewPage will have net leverage of 2.7x 2013E Adj. EBITDA
– NewPage Moody’s corporate rating is B1, and S&P corporate rating is expected to be B+
NewPage is the largest coated paper manufacturer in North America based on production capacity, operating 8 mills in the U.S. The combination with Verso will make it the 4
th
largest coated paper producer globally
– NewPage expects 2013E revenue of $3,071m and Adj. EBITDA of $270m (margin: 8.8%)
– For LTM 9/30/2013, the pro forma Combined Company had revenue of $4.5bn and Adj. EBITDA of $583m
(3)
(margin: 13.1%)
5
(2)
(1) Adj. EBITDA refers to “Consolidated Adjusted EBITDA” as defined by the Credit Agreement.
(2) Includes ~$271m in 2013E Pension & OPEB liability.
(3)
For LTM 9/30/2013, Verso and NewPage had revenues of $1,401m and $3,065m, respectively, and Adj. EBITDA of $155m and $253m, respectively; the combined company Adj. EBITDA includes
100% of synergies. Verso Adj. EBITDA is pro forma for the effects of cost savings program.

Transaction Overview

New $750m NewPage First Lien Term Loan (the
proposed “Term Loan”)
New $350m NewPage ABL Revolver (the proposed
“Revolver”)
Portable financing that will be in place prior to
regulatory approval and Merger close
NewPage Sources & Uses
$495m existing NewPage Term Loan refinancing
~$250m special cash payment to
NWP Equityholders
$650m of new Verso 1L Sr. Sec. “Seller”
Notes issued to NWP Equityholders
Shares of Verso common stock to NWP
Equityholders
(4)
Total Enterprise Value of ~$1.4bn / ~$1.7bn (5)
EV / 2013E Adj. EBITDA of 5.2x / 6.2x (5,6)
NewPage Financing (3)
$900m
Equity
Purchase
Price
($ in millions)
Sources Uses
New NWP $350m ABL – Refi Existing NWP 1L Term Loan $495
New NWP 1L Term Loan 750 Equity Purchase Price 900
New VRS Seller Notes 650 Term Loan Prepayment Penalty 10
Cash from NWP Balance Sheet 70
Illustrative Fees & Expenses
(1)
65
Total Sources $1,470 Total Uses $1,470
Enterprise Purchase Consideration for NWP
(1) Includes financing and M&A fees; subject to change.
(2) Assumes $350m ABL less NewPage’s current LOCs of $33m.
(3) As a condition to the Merger, Verso has agreed to retire a portion of existing Verso Junior Notes through an Exchange Offer.
(4) Shares represent 20% (subject to potential adjustment up to 25% under certain circumstances) of the outstanding shares immediately prior to closing.
(5) Includes ~$271m in 2013E Pension & OPEB liability.
(6) Multiples do not include expected cost synergies.
NewPage Pro Forma Capitalization
(2)
($ in millions)
Current Pro forma
Net cum. mult. Pro forma Net cum. mult. Year-end
2013E EBITDA 2013E EBITDA
Cash & Cash Equivalents
Existing $350m ABL
New $350m ABL
Existing 1L Term Loan
New 1L Term Loan
Total 1L Debt
LTM 12/31/13E
NewPage Adj. EBITDA
Liquidity
$83
–
–
495
–
$495 1.5x
$270
$13
–
–
–
750
$750 2.7x
$270
$330

Post-Merger Pro Forma Combined Structure

Co-issuer of existing First Lien Notes, 1.5 Lien Notes, non-consenting Second Lien Notes, non-consenting Senior Subordinated Notes, new First Lien “Seller” Notes, new Second Lien
Notes and new Senior Subordinated Notes
NewPage ABL and Term Loan borrower
Verso ABL and Cash Flow borrower
Guarantor of NewPage ABL and Term Loan
Guarantor/co-issuer of Verso ABL and Cash Flow facilities, Verso First Lien Notes, 1.5 Lien
Notes, First Lien “Seller notes”, Second Lien Notes, Senior Subordinated Notes, other than as noted below
Guarantor of Verso ABL and Cash Flow facilities
Note: NewPage standalone organizational chart in the Appendix.
Legend
Verso Paper Corp.
Verso Paper Finance
Holdings One LLC
Verso Paper Finance
Holdings LLC
Verso Paper Holdings,
LLC
NewPage Holdings, Inc.
(Survivor of Merger with
Verso Paper Merger
Subsidiary)
NewPage Investment
Company LLC
NewPage Corporation
NewPage Subsidiaries
Verso Paper Inc.
Verso Paper LLC
Verso Subsidiaries
Guarantees all Verso debt except for Non-consenting Second Lien Notes
Or Non-consenting Senior Subordinated Notes
The NewPage Operating Company Will Be a Non-Guarantor Restricted Subsidiary for Verso’s Notes with a
Standalone Capital Structure
Borrower of
facilities
offered hereby

8 2. Pro Forma Combination Rationale

9 9
Creates a Combined Company with the Scale Necessary to Reduce Operating Costs,
Generate Greater Economies of Scale and Provide a Higher Level of Customer Service
The Combined Entity Will Be a Strong,
Stable Coated Paper Producer
Will be the largest coated paper producer in North America, and become 4 th
largest globally
– Pro forma combined LTM 9/30/2013 revenue and Adj. EBITDA of $4.5bn and $583m
(1)
, respectively
(margin: 13.1%)
Combined company generates strong free cash flow for debt repayment
Leverages Verso’s operating expertise (R-Gap program) across a larger company
Anticipated annual cost synergies conservatively estimated at $175m
– Production cost savings and efficiencies due to improved utilization, longer runs and less grade changing
– Purchasing synergies
– Reduction of redundant product and supply inventory
– Reduction of overhead and administrative cost
(1)
For LTM 9/30/2013, Verso and NewPage had revenues of $1,401m and $3,065m, respectively, and Adj. EBITDA of $155m and $253m, respectively; the combined company Adj. EBITDA includes 100% of synergies. Verso Adj. EBITDA is pro forma for the effects of cost savings program.

A Combination Will Result in the Largest Coated
Paper Producer in N. America & #4 Globally

(Tons in millions)
Global Coated Paper Capacity Well-Located  Mills
Verso Mills:
Androscoggin, ME
Capacity: 635k tons
Products: CGW, CFS
Quinnesec, MI
Capacity: 425k tons
Products: CFS
Bucksport, ME
Capacity: 405k tons
Products: LW CGW
NewPage
Verso
Duluth
Wisconsin Rapids
Biron
Stevens Point
Escanaba
Quinnesec
Adroscoggin
Luke
Bucksport
Wickliffe
Rumford
Biron, WI
Capacity: 370k tons
Products: LW CGW
Duluth, MN
Capacity: 270k tons
Products: SC
Escanaba, MI
Capacity: 785k tons
Products: CFS, CGW,
specialty, uncoated
Luke, MD
Capacity: 480k tons
Products: CFS,
specialty
Wickliffe, KY
Capacity: 285k tons
Products: CFS, UFS,
specialty
Rumford, ME
Capacity: 565k tons
Products: CFS, CGW,
specialty
Stevens Point, WI
Capacity: 185k tons
Products: specialty
Wisconsin Rapids, WI
Capacity: 560k tons
Products: CFS,
specialty
NewPage Mills:
#4 Coated Paper
Producer Globally
5.4
5.1
5.0
4.2
3.0
2.4
2.1
1.8
Asia Pulp
& Paper
UPM Sappi Verso /
NewPage
Stora Burgo Oji Paper Nippon
CFS CGW
Source: NewPage and Verso Annual Reports, NewPage and Verso websites and RISI.
Note:          Figures represent capacity as of December 31, 2012.

The Combined Company Would Have
Consistent Top Quartile FCF Metrics

Source: FactSet, IBES consensus estimates and Wall Street Research.
Note: FCF defined as EBITDA, less capex; FCF conversion defined as EBITDA, less capex as a percent of EBITDA.
Verso / NewPage represents LTM 9/30/13 financials, and includes 100% of synergies.
Comparable companies shown on a CY2013E basis using IBES research estimates.
Avg: 58%
Avg: 8%
14%
FCF Conversion
FCF as a % of Sales
10%
10%
14%
14%
11%
10%
10%
7%
7%
5%
5%
4%
7%
1%
79%
75%
72%
71%
69%
68%
67%
65%
60%
53%
48%
46%
43%

Significant Opportunity to Leverage Verso’s
Operating Expertise

NewPage Avg: 7.7%
Verso Avg: 9.5%
VRS adv: 180bps
Systematic
Review of
Each Process
& Component
Apparent Gap
Adjustment
Realizable Gap
Opportunity
Implement and
Track
Manage
Facility Plan
Improvement
Tactics
R-GAP is Verso’s highly successful continuous cost
improvement program
The program compares existing manufacturing processes to
the theoretical “best-in-class” benchmarks
Hundreds of efficiency projects on-going at any given time
Requires minimal capex
NewPage Avg: $71
Verso Avg: $78
VRS adv: +11%
EBITDA Benefit From
Closing Gap: $55m
=
PF 2013E EBITDA:
$325m vs $270m
EBITDA Benefit From
Closing Gap: $25m
=
PF 2013E EBITDA:
$295m vs $270m
(1)
(1)
(1)
(1)
Source: Company Filings and Management.
(1) Illustrative calculation because Verso and NewPage differ with regards to product mix and end-markets.
Adj. LTM EBITDA Margin – Last 4 Quarters
Adj. LTM EBITDA per Ton – Last 4 Quarters
Verso’s R-GAP Program will complement NewPage’s
Lean Six Sigma (LSS) Cost Saving Initiatives
9.6%
9.6%
9.4%
9.5%
8.2%
7.3%
7.5%
7.6%
3Q13
2Q13
1Q13
4Q12
NewPage Verso
$79
$79
$77
$78
$76
$68
$69
$71
3Q13
2Q13
1Q13
4Q12
Verso’s Average Annual Savings >$45 Million Last 4 Years

Cost Synergies are Conservative and Achievable
Source: Verso Management, Company Annual Reports, Company websites, CapIQ, and Wall Street Research.
Restructuring costs related to implementation of synergies is estimated by Verso Management to cost $80m.
(1) Net of expected cost savings already reflected in 2014E NewPage Adj. EBITDA from NewPage’s optimization program, Lean Six Sigma (LSS).
(2) Transactions listed using the following format: Acquirer / Target (date of transaction).
Estimated Synergies are Conservative and in line Compared to Precedent Paper Transactions
13
Good Strategic Fit Improves Core Business
Significant Synergies Low Integration Risk
Quality Assets
($ in millions)
% of $ per
Amount NWP Sales Ton
Distribution Expense $9 0.3% $2
Direct Costs
Fiber $19 0.6% $4
Purchased pulp 5 0.1% 1
Energy 3 0.1% 1
Raw materials 42 1.3% 8
Total Direct Costs $68 2.2% $13
Indirect Costs $5 0.2% $1
Direct / Indirect Cost Synergies $73 2.3% $14
Corporate Overhead Costs $57 1.8% $11
IT Expenses $6 0.2% $1
Total SG&A Synergies $63 2.0% $12
Net First Year RGAP Savings
(1)
$30 1.0% $6
Synergies Achieved in 18 Months $175 5.6% $34
Cost Synergy Summary Synergy Assessment
Synergies as % of Sales in Precedent Transactions
(2)
5.6%
4.0%
1.2%
2.4%
7.6%
6.4%
9.2%
7.7%
10%
13.1%
6.8%
5.6%
7.3%
8.1%
7.4%
6.0%
6.6%
Avg: 6.8%
Verso / NewPage synergy
estimate below average
synergy estimates for
similar paper transactions

14 3. Industry Update

Industry Maintains Substantial Utilization Rates

Tons in '000s % Utilization Tons in '000s % Utilization
North American Coated Paper has Witnessed a Decrease in Demand; However, Substantial
Utilization Rates have Remained
Source: RISI historical for actuals, November 2013 RISI for forecast.
CGW Shipments: 2005A-2013F
Decline of ($2,117k) Tons,
(6%) Decline P.A.
CFS Shipments: 2005A-2013F
Decline of ($1,298k) Tons,
(3%) Decline P.A.
Relatively
Flat
Coated Freesheet – Shipments and Utilization Coated Groundwood – Shipments and Utilization
6,000
5,000
4,000
3,000
2,000
1,000
–
6,000
5,000
4,000
3,000
2,000
1,000
–
2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013F 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013F
Shipments
Utilization
Shipments
Utilization
5,606
5,756
5,628
5,008
4,084
4,609
4,413
4,312 4,308
94%
93%
92% 92%
5,560
5,590
5,689
4,774
3,907
4,253
89%
93%
96%
91%
82%
3,920
3,763
3,443
100%
90%
80%
70%
60%
50%
40%
100%
90%
80%
70%
60%
50%
40%
95%
94%
98%
93%
94%
94%
97%
88%
80%

Competitive Forces Have Resulted in the Closure of High-
Cost Mills Over the Last Several Years as Demand Declined

Source: RISI historical for actuals.
(1) Beginning capacity based on 2005.
Industry Has Reduced Capacity in the Face of Demand Declines which has Resulted in the Removal of High
Cost Capacity
(1)
(1)
Other NewPage
Other Verso
NewPage
Cumulative Capacity Reduction (‘000s Tons)
Cumulative Capacity Reduction (‘000s Tons)
CGW Shipments: 2005A-2013F
Demand Decline of ($2,117k) Tons,
(6%) Decline Per Annum
CFS Shipments: 2005A-2013F
Demand Decline of ($1,298k) Tons,
(3%) Decline Per Annum
4%
13%
27%
30%
30% 30%
31%
34%
210
776
1,591
1,812
1,812 1,812
1,867
2,052
210
100
676
776
815
815
997
815
997
815
997
815
1,052
815
1,237
2006 2007 2008 2009
2010 2011 2012
2013
2006 2007 2008 2009 2010 2011 2012
2013
234
234
1,208
1,365
1,796
2,133
2,463
2,463
234 234
254
140
814
853
258
254
1,284
258
254
1,284
348
501
1,434
528
501
1,434
528
501
3%
3%
18%
21%
28%
33%
37%
37%
% of Beginning Capacity
% of Beginning Capacity

17 4. NewPage Overview

NewPage has Well-Located Mills Supplying
Diversified End-Markets
3.5 million tons of capacity across 8 mills
– 2.9 million tons of coated paper
– 400,000 tons of uncoated paper
– 200,000 tons of specialty paper
The Company has 2 major distribution facilities
in addition to its 8 paper mills
Headquartered in Miamisburg, Ohio
Approximately 5,600 employees
2012 NewPage Revenue by Product 2012 NewPage Revenue by End-Market
Source: Company data.
Combination with Verso will Maintain Focus on Coated Paper Products, and Diversify the
Combined Company’s End-Markets
Rumford, Maine
Escanaba, Michigan
Biron, Wisconsin
Wisconsin Rapids,
Wisconsin
Wickliffe, Kentucky
Duluth, Minnesota
Luke, Maryland
Headquarters
Coated
72%
Other
21%
Supercalendered
7%
Commercial Print
48%
Catalog
13%
Magazine
13%
Coupons and
Inserts
7%
Other
19%
Stevens Point,
Wisconsin
Specialty paper
Coated and
specialty
paper
Coated and
specialty
paper
Coated, specialty and
uncoated paper
Supercalendered
paper
Coated, specialty
and uncoated paper
Coated and
specialty
paper
Coated and
specialty
paper
Miamisburg, Ohio

NewPage Enjoys Long Standing Relationships
with a Diverse Group of Customers
Source: Company data.
Combination with Verso will Bolster NewPage’s Ability to Service the Needs of its Customers
Due to an Even More Flexible Operating Platform
NewPage Customers
NewPage has long-standing relationships
with
many leading publishers, commercial printers,
specialty retail merchandisers and paper merchants
Diversified sales channels – direct sales, merchant
and broker sales, and specialty sales
Efficient and integrated supply chain
– NewPage has two major distribution facilities in
addition to its eight paper mills
– The Company’s mills, along with the various
distribution systems, are strategically located
throughout North America
– NewPage partners with paper merchants to
provide warehousing and distribution systems to
service both national and local markets

Coated Paper Capacity Globally and in
North America
Source: RISI Capacity reports.
(1) IP's announced closure of Courtland, AL mill will reduce coated freesheet capacity by ~185k tons.
(Tons in millions) (Tons in millions)
2.9
1.3
1.2
0.6
0.4  0.4
0.3  0.3
NewPage Verso Sappi Resolute UPM IP Sequana Kruger
CFS
CGW
5.4
5.1
5.0
4.2
3.0
2.4
2.1
1.8
Asia Pulp
& Paper
UPM Sappi Verso /
NewPage
Stora Burgo Oji Paper Nippon
A Combination will Result in the Largest Coated Paper Producer in North America & #4 Globally
(1)
North American Coated Paper Capacity Global Coated Paper Capacity

NewPage’s Efficient Mill System has Significant
Operating Flexibility
Source: Management.
Note: CFS = Coated Freesheet; CGW = Coated Groundwood; SC = Supercalendered.
(1) On Nov 19th, NewPage announced its intention to idle No. 12 paper machine at Rumford, which has estimated annual capacity of ~115K tons, beginning mid February 2014.
Capacity
Mill / Machine (000 tons) CFS CGW Specialty SC
Biron 370
Duluth 270
Escanaba 785
Luke 480
Rumford 565
Stevens Point 185
Wickliffe 285
Wisconsin Rapids 560
Total NewPage 3,500
Androscoggin 635
Bucksport 405
Quinnesec 425
Total Verso 1,465
Pro Forma Total 4,965
Combination Presents Potential Cost Savings Upside in Rescheduling Production to Lengthen
Production Runs, Optimize Utilization, and Minimize Delivery Costs
(1)
The Combined Company will have improved operating flexibility in allocating production among its facilities

NewPage Operates Many of the Lowest Cost
Coated Paper Mills in the Industry
NewPage and Verso Mills have Lower Cash Costs Relative to Competitors, Driven by their Pulp-
Integration and Structural Characteristics
Average:
$705
Source: RISI Cornerstone (As of Q3-2013).
Average:
$682
NewPage and Verso have well invested mills, with cumulative capex spend since 2000 of approximately $1.7bn and
$950m, respectively (total: ~$2.7bn)
CFS Mills
CGW Mills
400
600
800
$1,000
NWP -
Wisc Rapids
A NWP -
Escanaba
VRS -
Quinnesec
NWP -
Luke
NWP -
Rumford
VRS -
Androscoggin
NWP -
Wickliffe
B C D E F
Europe Asia
600
800
$1,000
NWP -
Escanaba
NWP - C NWP - VRS -
Androscoggin
D VRS -
Bucksport
E F Europe
400
A B
Rumford Biron

Cost Reduction Opportunities Will Be
Enhanced by Potential Combination
NewPage SG&A NewPage Mill Productivity and Inflation
Decline in SG&A Expense on the Back of Reduction in
Headcount from 635 in 2009 to 503 in 2013F
Over $270 million in Cumulative Savings Have Been
Achieved at NewPage, Net of Inflation. Verso R-Gap Will
Provide Additional Upside
Source: Company data.
(1) Excludes assessments, pension/OPEB, incentive, equity award, and depreciation.
Potential synergy upside of
$63 million for Combined
Company
(1)
($ in millions)
$249
$201
$184
$168
$163
$83
$55
$55
$47
$46
($ in millions)
$72
$65 $64
$68
$62
$64
$36
$51
$42
$38
$113
$100
$69
$58
$63
Employee Costs
Overhead Costs in COGS
All Other Costs
SG&A / Ton
2009A 2010A 2011A 2012A 2013F
($88)
$36
$164
$28
$38
$152
$90
$40
$83
$86
2009A 2010A 2011A 2012A 2013F
Inflation (deflation) Mill productivity
Cumulative 2009A – 2013F
Mill Productivity $451
Inflation / (Deflation) 178
Cumulative Net Mill Productivity $273
Annual Mill Productivity Approximately $60m
Verso R-Gap Initiatives should yield an Incremental $30m in
Savings per Annum for the Combined Company

Experienced Management Team
Years in
Industry Relevant Experience
David J. Paterson
President and CEO
36
President and Chief Executive Officer and a director of Verso since May 2012
Served as President and Chief Executive Officer of AbitibiBowater Inc. from 2007 to 2011
Served as Chairman, President and Chief Executive Officer of Bowater Incorporated
during 2007 and President and Chief Executive Officer of Bowater Incorporated from 2006 to 2007
Robert P. Mundy
Senior Vice President
and CFO
30
Senior Vice President and Chief Financial Officer since August 2006
Previously worked at International Paper Company from 1983 to 2006, where he was
Director of Finance of the Coated and Supercalendered Papers Division from 2002 to
2006, Director of Finance Projects from 2001 to 2002, Controller of Masonite Corporation from 1999 to 2001, and Controller of the Petroleum and Minerals business from 1996 to
1999
George F. Martin
President and CEO
30
President and Chief Executive Officer since August 2010
Held senior leadership positions with NewPage, MeadWestvaco Papers Group and
Westvaco
Jay A. Epstein
Senior Vice President
and CFO
15
Senior Vice President and Chief Financial Officer since July 2011
Served as Vice President finance, treasurer and secretary of Brant Industries and SP
Newsprint Company and was Chief Financial Officer for SP Recycling Company
Served as Vice President finance of White Birch Paper Company

Key Credit Highlights
Scale will improve cost-savings and provide customer service advantages
Strong relationships with existing customer base will be reinforced through the combination
The Combined Company Would Become the Cost Leader in the North American Coated Paper Industry
Despite an already low cost structure relative to peers, the Combined Company will improve its cost position through synergy realization
Operates many of the lowest cost mills in both CFS and CGW
Modest capital requirements and favorable tax position provide Combined Company with consistent cash flow
The Merger will reduce the cost structure and generate consistent top quartile FCF metrics
Experienced Management Team
Strong management team with extensive paper industry experience across its top managers
#1 Coated Paper Manufacturer in North America and #4 Globally after Combination with Verso
The Combined Company Generates Strong Free Cash Flow for Debt Repayment

26 5. Financial Information

Shared Services Agreement Summary
Synergy sharing overview

As a result of the more favorable cash flow profile at NewPage, a shared services agreement has been put in place that allocates the synergies to the Verso parent
The intent is that as a result of the shared services agreement, NewPage financials will remain un-changed from what they would be at NewPage standalone
Verso will receive 100% of realized synergies and related cost savings (estimated at $175m)
Verso will bear 1/3 of the restructuring costs and NewPage will bear 2/3
Verso will invoice NewPage for the synergy savings monthly, and receive payment quarterly; amount of invoice will be expensed in NewPage P&L, as it would be had it actually incurred the associated expense
Steering committee has at least one executive officer from each Company. Each party to be represented equally
Verso will provide corporate and
other shared services to
NewPage with any associated
cost savings accruing to Verso
NewPage will continue to pay
the "Standalone Cost" of shared
services as though it were a
standalone entity
The parties can agree to modify
terms and conditions upon good
faith negotiation
Shared Services Purchasing
Any purchasing savings
resulting from bulk buying by the
Combined Company will accrue
to Verso
NewPage will be billed as if
purchasing for standalone
NewPage, and not a combined
entity
Capacity Protections
NewPage is protected against
diminutions in the value of
NewPage assets and the
negative operating impacts
resulting therefrom
As a Result of this Agreement, NewPage Does Not Get the Benefit of Synergies

NewPage Earnings Momentum and Deleveraging
Despite Challenging Industry Dynamics

2013 Y-o-Y Quarterly Adj. EBITDA Performance 2013 Y-o-Y Annual Adj. EBITDA Performance
Commentary Improved Leverage Since 2012 Bankruptcy Refinancing
NewPage cost saving initiatives have positioned the
Company for earnings growth with the evidence
proving out in 2013
In 2013, NewPage improved annual Adj. EBITDA by
13% and decreased leverage by .4x in a challenging
market backdrop
($ in millions) ($ in millions)
+47% +30% +13%
(.4x)
$58
$57
$85
$74
Q3 Q4E
2012 2013
$238
$270
2012 2013E
1.9x
1.5x
Post Bankruptcy
Emergence
(2012)
2013E

NewPage Historical Financial Performance
($ in millions)
(1) Pro-forma revenues of $3,169m equals Form 10 reported revenues of $3,502m but adjusted for the elimination of $304m for Port Hawkesbury and $28m for Whiting.
(2) Does not include $54m for Paper Machine 35 at Steven's Point.
(2)
(2)
(1)
$3,724
$2,614
$3,062
$3,169
$3,131
$3,065 $3,071
2008 2009 2010 2011 2012 LTM
9/30/13
2013E
$148
$64
$53
$75
$103
$85
$77
2008 2009 2010 2011
9/30/13
2013E
$498
$151
$289
$324
$238
$253
$270
13.4%
5.8%
9.4%
10.2%
7.6%
8.2%
8.8%
2008 2009 2010 2011 2012 LTM
9/30/13
2013E
Adjusted EBITDA Adjusted EBITDA margin
$350
$87
$236
$249
$135
$168
$193
2008 2009 2010 2011 2012 LTM
9/30/13
2013E
LTM 2012
Revenue
Adjusted EBITDA
Capex
Adjusted EBITDA – Capex

Significant NewPage Free Cash Flow Potential
Illustrative

2013E Current Last "Peak" EBITDA
NewPage Adjusted EBITDA $270 $324
2013E Capex (77) (77)
Pro Forma Cash Interest (66) (66)
Cash Taxes – –
Free Cash Flow $127 $181
Pension Funding
(1)
($47) ($47)
FCF After Pension $81 $135
FCF as a % of Net Debt 11% 18%
Excludes WC changes
(1) Average for the next 5 years.
($ in millions)
NewPage Generates Significant Free Cash Flow After Capex, Interest, Taxes and Pension
EBITDA peak after the “Great
Recession” of 2008/2009

NewPage Borrowing Estimated Borrowing Base
Availability Forecast

The following chart details the borrowing base availability as of November 30, 2013:
Notes:
(1) The NewPage borrowing base will include foreign accounts that meet an eligibility criteria to be agreed and will be capped at an amount to be agreed. The pro-forma November 30, 2013 borrowing base has been updated to reflect an estimated $7 million of eligible foreign accounts.
(2) The definitive documentation will include eligible stores inventory up to an amount to be agreed and will also allow for eligible raw materials that are comprised of chemicals. Both of the aforementioned inventory types are considered ineligible in the existing NewPage ABL and there will be no availability from these inventory types in the new $350 million NewPage ABL until a satisfactory appraisal and field exam are conducted.
(3) Per the Hilco inventory appraisal dated as of November 22, 2013
The borrowing base is equal to
the sum of:
85% of the book value of
eligible accounts receivable,
plus
The lesser of (i) 80% of net
book value and (ii) 85% of the
net orderly liquidation value of
eligible inventory, minus
Customary reserves
Accounts Receivable Total
Gross Accounts Receivable $217.5
Less Ineligibles: 27.3
Accrued Rebates 17.8
Customer Adjustments 0.9
Past Due A/R (>60 DPD) or (>90 DOI) 1.5
Discounts 1.2
Contras 1.4
Disputed Balances or Customer Chargebacks 2.2
Credit Reclass 0.4
Affiliate / Officer / Director / Employee Receivables 0.1
Other
(1)
1.8
Total Ineligible
$27.3
Eligible Accounts Receivable
$190.2
Advance Rate 85.0%
Accounts Receivable Availability
$161.7
Inventory Raw Materials
Semi-Finished
Goods
Finished
Goods Total
Gross Inventory $88.3 $55.7 $239.8 $383.8
Less Ineligibles
(2)
:
41.2 2.9 13.1 57.2
Eligible Inventory
$47.1 $52.8 $226.8 $326.6
NOLV
(3)
67.8% 57.9% 81.0% 75.4%
Advance Rate 85.0% 85.0% 85.0% 85.0%
$27.1 $26.0 $156.1 $209.2
80% of Cost $37.7 $42.2 $181.4 $261.3
Lesser of (i) 80% of Cost or (ii) 85% of NOLV $27.1 $26.0 $156.1 $209.2
Total Borrowing Base Availability $370.9
Reserves (including rent reserves) (1.6)
Total Net Borrowing Base Availability $369.3
Suppressed Availability $19.3
Lesser of Borrowing Base and Facility Size ($350 million) $350.0
Loan Balance at Closing 0.0
Letters of Credit Outstanding at Closing (33.1)
Excess Availability
$316.9
Inventory Availability

NewPage Pension and OPEB
The pension and OPEB balance sheet liability calculation is prescribed by GAAP and is calculated using a discount rate of 5.1% and
4.3%, respectively
2014E 2015E 2016E 2017E 2018E
Pension Beginning Balance $210.9 $154.5 $97.2 $41.5 $4.4
Pension Expense/(Credit) (1.7) (9.5) (7.7) (6.2) (5.0)
Pension Funding (54.7) (47.8) (48.0) (30.9) (6.5)
Pension Closing Balance $154.5 $97.2 $41.5 $4.4 ($7.1)
OPEB Beginning Balance $60.0 $50.5 $42.5 $35.2 $28.3
OPEB Expense/(Credit) 2.8 2.2 1.7 1.2 1.0
OPEB Funding (12.3) (10.2) (9.0) (8.1) (6.5)
OPEB Closing Balance $50.5 $42.5 $35.2 $28.3 $22.8
Total Cash Expense ($65.9) ($65.3) ($63.0) ($44.0) ($17.0)
Pension/OPEB Beginning Balance $270.9 $205.0 $139.7 $76.7 $32.7
Pension/OPEB Expense/(Credit) 1.1 (7.3) (6.0) (5.0) (4.0)
Pension/OPEB Funding ($67.0) ($58.0) ($57.0) ($39.0) ($13.0)
Pension/OPEB Closing Balance $205.0 $139.7 $76.7 $32.7 $15.7
The actual required amounts and timing of all such future cash contributions will be highly sensitive to changes in the applicable discount rates and returns on pension plan
assets,
and could also be impacted by future changes in the laws and regulations applicable to pension plan funding
While not reflected in the current projections, there may be changes to funding levels associated with the Pension Protection Act or “PPA”, which represents the funding stabilization provisions under the Moving Ahead for Progress in the 21st Century Act signed into law by the
President on July 6, 2012
2014 beginning pension and OPEB balance updated for actuarial assessment of year end 2013. 2014 through 2018 expense and funding projections estimated based on plan status at Q3, 2013.
($ in millions)

33 6. Syndication Overview

First Lien Term Loan Indicative Terms

Borrower: NewPage Corporation (the “Borrower”)
Joint Lead Arrangers, Joint
Bookrunners:
CS, Barclays, UBS, BMO
Admin Agent: CS
Facilities Offered: $750 million Senior Secured Term Loan Facility
Incremental:
Not to exceed the sum of $140 million and additional amounts subject to certain leverage ratios; incremental facilities shall provide for 50 bps of MFN for the first year post closing
Initial LIBOR Margin: L+750-775bps
LIBOR Floor: 1.25%
Issue Price: 99
Term Loan Amortization: 5% after 18 month holiday
Maturity: 7 years
Use of Proceeds:
Proceeds from the new NewPage financing will be used to repay the existing $495 million NewPage Term Loan, fund a special cash payment of approximately $250 million to NewPage’s existing equityholders, pay fees and expenses in connection with the Facilities and apply to corporate purposes
Guarantees:
Guaranteed by (i) NewPage Investment Company LLC and (ii) all wholly-owned domestic subsidiaries of the Borrower (other than (a)
domestic subsidiaries that are subsidiaries of foreign subsidiaries, (b) Unrestricted Subsidiaries and (c) any bankruptcy remote special purpose receivables entities designated by the Borrower (collectively, the “NewPage Subsidiary Guarantors”)
Security:
Secured by first priority security interest in substantially all of the assets of the Borrower and each Guarantor and a second priority security interest in the ABL-Priority Collateral
Optional Prepayments: Soft call 103 / 102 / 101 / par, also callable at par within 30 calendar days of any termination of the Merger Agreement
Mandatory Prepayments:
100% of cash proceeds from asset sales not reinvested within 12 months
50% ECF sweep (stepping down to 25% if Net First Lien Leverage Ratio less than or equal to 2.25:1:00 and to 0% if 1.50:1.00)
100% of cash proceeds from debt financings not otherwise permitted under the facility
Affirmative Covenants: Customary for facilities of this type
Negative Covenants:
Customary for facilities of this type, including limitations on indebtedness, liens, sale and lease-back transactions, investments, loans and advances, Mergers, consolidations, sales of assets and acquisitions, restricted payments, etc.;
RP capacity:
1) Cash / Asset transfers to Verso: $50m per annum, and addtl. amounts subject to 2.50x Net First Lien Leverage; plus,
2) General RPs: customary “Cumulative Credit” amount subject to 1.50x Net First Lien Leverage
Financial Covenants: Net total leverage ratio of 4.15:1.00

ABL Revolver Indicative Terms

Borrower: NewPage Corporation (the “Borrower”)
Joint Lead Arrangers, Joint
Bookrunners:
Barclays, CS, UBS, BMO
Admin Agent: Barclays
Facilities Offered: $350 million senior secured asset-based revolving credit facility ($200 million through letter of credit subfacility, $30 million swingline facility)
Incremental Facilities:
Up to the greater of (i) $200 million  and (ii) the excess of the borrowing base over the then effective commitments under the facility;
incremental facilities shall provide for 50 bps of MFN for the first year post closing
Borrowing Base:
(a) 85% Eligible Accounts, plus
(b) the lesser of (i) 80% of the net book value of Eligible Inventory and (ii) 85% of the net orderly liquidation value of Eligible Inventory, minus
(c) reserves against the Borrowing Base as established by the Agent
LIBOR Margin: L + 200 bps for the first three full months post closing, thereafter subject to an availability based grid ranging from L + 175-225 bps
Commitment Fees: 50 bps for the first three full months post closing, thereafter subject to a utilization based grid ranging from 37.5-50 bps
Maturity: 5 years
Security:
(i) First priority security interests in all accounts receivable, loans receivable, other receivables, inventory, related books and records and general intangibles, deposit accounts, cash and proceeds of the Borrower and Guarantor (“ABL-Priority Collateral”)
(ii) Second priority secured interests in the Non-ABL Priority Collateral underlying the term loan
Financial Covenant:
Should excess availability fall below the greater of (a) 10% of the lesser of (i) the total Facility Commitments and (ii) the Borrowing Base and
(b) $20 million at any time (“Covenant triggering event”), FCCR of 1.0x tested on a trailing four-quarter basis
Field Exams and Appraisals:
One per annum springing to two per annum if Excess Availability falls below the greater of  (a) 12.5% of the lesser of (i) the total Facility
Commitments and (ii) the Borrowing Base and (b) $35 million for five consecutive business days (an “Excess Availability Triggering Event’) and more frequently during an event of default
Reporting: Monthly borrowing base reporting springing to weekly during (i) an Excess Availability Triggering Event or (ii) an event of default
Cash Dominion: Springing cash dominion during (i) an Excess Availability Triggering Event or (ii) during an event of default
Affirmative Covenants: Customary for facilities of this type
Negative Covenants:
Customary for facilities of this type, including limitations on indebtedness, liens, sale and lease-back transactions, investments, loans and advances, Mergers, consolidations, sales of assets and acquisitions, restricted payments, etc.;
Restricted Payments to Verso: $40m per annum plus any additional amounts subject to satisfaction of the payment conditions
Guarantees:
Guaranteed by (i) NewPage Investment Company LLC and (ii) all wholly-owned domestic subsidiaries of the Borrower (other than (a)
domestic subsidiaries that are subsidiaries of foreign subsidiaries, (b) Unrestricted Subsidiaries and (c) any bankruptcy remote special purpose receivables entities designated by the Borrower (collectively, the “NewPage Subsidiary Guarantors”)

Key Financing Dates

January 2014 February 2014
Su Mo Tu We Th Fr Sa Su Mo Tu We Th Fr Sa
1 2 3 4 1
5 6 7 8 9 10 11 2 3 4 5 6 7 8
12 13 14 15 16 17 18 9 10 11 12 13 14 15
19 20 21 22 23 24 25 16 17 18 19 20 21 22
26 27 28 29 30 31 23 24 25 26 27 28
Holiday Key dates
Key Dates: Event:
January 15 Bank Meeting in New York
January 29 Commitments due
Week of February 3 Close and Fund (will close and fund before Merger close)
2H 2014 Anticipated Merger close (2H of 2014 due to timing of regulatory approval)
th
th
rd

Public Q&A 37

38 Appendix

Complete Merger Sources & Uses
Includes Proposed Verso Exchange Offer

($ in millions)
Sources Uses
New NWP $350m ABL – Refi Existing NWP 1L Term Loan $495
New NWP 1L Term Loan 750 Equity Purchase Price 900
New VRS Seller Notes 650 Term Loan Prepayment Penalty 10
Cash from NWP Balance Sheet 70
Illustrative Fees & Expenses
(1)
65
Total Cash Sources $1,470 Total Cash Uses $1,470
New VRS 2nd Pr. Exchange Notes
$186
Retire VRS 2nd Pr. Sr. Sec. Notes $396
Discount on New VRS 2nd Pr. Notes
210
Retire VRS Sr. Sub. Notes 143
Total existing 2nd Priority Notes $396
New VRS Sub. Exchange Notes $81
Discount on New VRS Sub. Notes
61
Total existing Subordinated Notes
$143
Total Sources $2,008 Total Uses $2,008
(2)
(3)
The NewPage financing is “portable” and will be in place prior to the close of the Merger
The VRS Seller Notes will be issued at Merger close, after the Merger Agreement conditions, including the Verso
Exchange Offer, regulatory approvals and other customary closing conditions have been met
An important condition of the Merger consummation is the successful reduction of VRS Junior Debt levels by an amount that has not yet been disclosed
Note: Assumes 100% participation in Exchange Offers at the Exchange Prices by the Early Tender Time.
(1) Includes financing and M&A fees; subject to change.
(2) Based on exchange ratio of $470 in principal amount of New 2 nd
Pr. Exchange Notes for $1,000 in principal amount of Existing 2 nd
Pr. Notes.
(3) Based on exchange ratio of $570 in principal amount of New Sub. Exchange Notes for $1,000 in principal amount of Existing Sub. Notes.

Pro Forma Combined Capitalization

Note: Assumes 100% participation in Exchange Offers at the Exchange Prices by the Early Tender Time.
(1) Pro forma for the effects of cost savings program.
(2) Assumes 100% participation by early tender date.
(3) TTM ending 9/30/13.
Assuming 100%
participation at
indicative
exchange prices,
Verso is to reduce
its Junior Debt
levels by ~$271
($ in millions)
Verso Standalone NewPage Standalone Pro Forma Combined
Net mult. Net mult. Pro forma Net mult.
9/30/13 Adj. EBITDA 12/31/2013E Adj. EBITDA adj. Pro forma Adj. EBITDA 9/30/13
Cash & Cash Equivalents $9 $83 ($70) $22
NewPage
Existing $350m ABL – – – –
New $350m ABL – – – –
Existing 1L Term Loan – 495 (495) –
New 1L Term Loan – – 750 750
Total NewPage debt – – $495 1.6x $255 $750 1.2x
Verso
$150m ABL $23 – – $23
$50m CF Revolver – – – –
1L Senior Secured Notes 418 – 650 1,068
Total 1L debt $440 2.8x – – $905 $1,840 3.1x
1.5L Secured Notes 272 – – 272
Total 1L, 1.5L debt $712 4.5x – – $905 $2,112 3.6x
2nd Priority Senior Secured Notes (floating) 13 – – 13
2nd Priority Senior Secured Notes (fixed) 396 – (396) –
New VRS 2nd Pr. Exchange Notes – – 186 186
Total secured debt $1,121 7.2x – – $695 $2,311 3.9x
Senior Subordinated Notes 143 – (143) –
New VRS Sub. Exchange Notes – – 81 81
Total debt $1,264 8.1x – – $634 $2,393 4.1x
Verso Adj. EBITDA
(1)
$155 $155
NewPage Adj. EBITDA
(3)
$253 253
Synergies 175
Pro forma combined Adj. EBITDA $583
(2)
LTM 9/30/13

NewPage Net Income to Adjusted EBITDA Walk
Q1 2012 Q2 2012 Q3 2012 Q4 2012 FY 2012 Q1 2013 Q2 2013 Q3 2013 LTM 9/30
Revenue $760 $759 $803 $809 $3,131 $756 $720 $780 $3,065
Less: Cost of Sales (723) (728) (778) (786) (3,015) (715) (686) (715) (2,902)
Gross Profit $37 $31 $25 $23 $116 $41 $34 $65 $163
Less: SG&A ($33) ($37) ($35) ($34) ($139) ($41) ($34) ($34) ($143)
Less: Reorganization Items (33) (15) (26) 1,362 1,288 -- -- -- 1,362
Less: Other (Expense) / Income -- -- -- -- -- -- -- 1 1
Less: Interest (112) 105 (10) (9) (26) (11) (13) (11) (44)
Less: Taxes 18 -- (1) 2 19 -- -- -- 2
Net Income ($123) $84 ($47) $1,344 $1,258 ($11) ($13) $21 $1,341
Plus: Interest 112 (105) 10 9 26 11 13 11 44
Plus: Taxes (18) -- 1 (2) (19) -- -- -- (2)
Plus: Depreciation & Amortization 60 59 61 62 242 46 45 46 199
EBITDA $31 $38 $25 $1,413 $1,507 $46 $45 $78 $1,582
Plus: Restructuring Items 33 15 26 (1,362) (1,288) -- -- -- (1,362)
Plus: Equity Award -- -- -- 1 1 4 4 4 13
Plus: Non-Cash Pension Expense -- -- 5 1 6 -- -- -- 1
Plus: Gain/Loss 1 1 2 2 6 -- 1 -- 3
Plus: Other Addbacks 1 3 -- 2 6 11 -- 3 16
Adjusted EBITDA $66 $57 $58 $57 $238 $61 $50 $85 $253
($ in millions)
Note: Totals may not foot due to rounding.

NewPage Standalone Structure Chart

As of October 31, 2013
NewPage
Corporation
Wickliffe Paper
Company LLC
NewPage
Investment
Company LLC
Rumford Paper
Company
Luke Paper
Company
Escanaba Paper
Company
Chillicothe
Paper Inc.
NewPage
Energy
Services LLC
Gulf Island Pond
Oxygenation
Project
Upland
Resources, Inc.
Entity Key
Delaware
Maine
Michigan
West Virginia
Note: All entities are 100% owned
unless otherwise indicated
30.5%
Rumford Mill Luke Mill Escanaba Mill
NewPage
Consolidated
Papers Inc.
NewPage
Wisconsin
System Inc.
Consolidated
Water
Power Co.
Biron Mill
Duluth Mill
Stevens Point Mill
Wisconsin Rapids Mill
Wickliffe Mill
Wisconsin
Electric Utility
Rumford
GIPOP Inc.
NewPage
Holdings Inc.

43